SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) October 28, 2002

BERKSHIRE HATHAWAY INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-14905	47-0813844
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

1440 Kiewit Plaza Omaha, Nebraska	68131
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (402) 346-1400

ITEM 5.	OTHER EVENTS

Effective January 1, 2002, Berkshire Hathaway Inc. (“Berkshire”) adopted Statement of Financial Accounting Standards (“SFAS”) No. 142 “Goodwill and Other Intangible Assets.” SFAS No. 142 changed the accounting for goodwill from a model that required amortization of goodwill, supplemented by impairment tests, to an accounting model that is based solely upon impairment tests.

The transitional requirements of paragraph 61 of SFAS No. 142 require Berkshire to provide certain transitional disclosures with selected financial data. Such transitional disclosures, for the fiscal years ended December 31, 2001, 2000, 1999, 1998, and 1997, and for the six-month periods ended June 30, 2002 and June 30, 2001, are included in the selected financial data filed herewith as Exhibit 99.1, and the information set forth therein is hereby incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	The following exhibit is attached hereto:

Exhibit 99.1	Selected Financial Data of Berkshire Hathaway Inc. for the Fiscal Years Ended December 31, 2001, 2000, 1999, 1998, and 1997 and for the Six-Month Periods ended June 30, 2002 and June 30, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.

By:	/s/ MARC D. HAMBURG
Marc D. Hamburg Vice President and Chief Financial Officer

Date: October 28, 2002

EXHIBIT INDEX

Exhibit No.	Description

99.1	Selected Financial Data of Berkshire Hathaway Inc. for the Fiscal Years Ended December 31, 2001, 2000, 1999, 1998, and 1997 and for the Six-Month Periods ended June 30, 2002 and June 30, 2001